UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 16, 2020

ORIGIN BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East
Ruston, Louisiana 71270

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (318) 255-2222

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5.00 per share	OBNK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 16, 2020, Origin Bancorp, Inc. (the “Company”) completed the issuance and sale (the “Offering”) of $80,000,000 in aggregate principal amount of its 4.50% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The Notes will initially be treated as Tier 2 capital for regulatory purposes.

The Offering was completed pursuant to the prospectus, filed with the Securities and Exchange Commission (the “SEC”) as part of the Company’s Registration Statement on Form S-3 (File Number: 333-234068), dated October 3, 2019, as supplemented by a preliminary prospectus supplement filed with the SEC on October 7, 2020, a free writing prospectus filed with the SEC on October 7, 2020, a free writing prospectus filed with the SEC on October 8, 2020 and a final prospectus supplement filed with the SEC on October 9, 2020.

The Notes were issued pursuant to the Subordinated Indenture, dated as of October 16, 2020 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture, dated as of October 16, 2020 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

From and including the date of issuance to, but excluding, November 1, 2025, or the earlier redemption date, the Notes will bear interest at a rate of 4.50% per year, payable semi-annually in arrears on May 1 and November 1 of each year, commencing on May 1, 2021. From and including November 1, 2025 to, but excluding the maturity date, November 1, 2030, or the earlier redemption date, the Notes will bear interest at a floating rate per year equal to a Benchmark rate, which is expected to be Three-Month Term SOFR (each as defined in the Indenture), plus 432 basis points, payable quarterly in arrears on February 1, May 1, August 1 and November 1 of each year, commencing on February 1, 2026. Notwithstanding the foregoing, if the Benchmark rate is less than zero, then the Benchmark rate shall be deemed to be zero.

The Notes will be unsecured, subordinated obligations of the Company and (i) will rank junior in right of payment and upon the Company’s liquidation to any of its existing and all future senior indebtedness (as defined in the Indenture), whether secured or unsecured, including any of its existing and future general creditors, (ii) will rank equal in right of payment and upon its liquidation with all of the Company’s existing and future indebtedness the terms of which provide that such indebtedness is not by its terms subordinate and subject in right of payment to the prior payment of promissory notes, bonds, debentures and other types of indebtedness that include the Notes, (iii) will rank senior in right of payment and upon the Company’s liquidation to any of its indebtedness the terms of which provide that such indebtedness ranks junior in right of payment to promissory notes, bonds, debentures and other types of indebtedness that include the Notes; and (iv) will be effectively subordinated to all of the existing and future indebtedness, deposits and other liabilities of Origin Bank and the Company’s other current and future subsidiaries, including, without limitation, Origin Bank’s liabilities to depositors, its liabilities to general creditors and its liabilities arising during the ordinary course or otherwise.

The Company may redeem the Notes, at its sole option, beginning with the interest payment date of November 1, 2025 and on any interest payment date thereafter, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the date of redemption, subject to prior approval of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), to the extent such approval is then required under the rules of the Federal Reserve. The Company may also redeem the Notes at any time, including prior to November 1, 2025, at its option and subject to obtaining the prior approval of the Federal Reserve to the extent such approval is then required under the rules of the Federal Reserve, in whole but not in part, if (i) a change or prospective change in law occurs that could prevent the Company from deducting interest payable on the Notes for U.S. federal income tax purposes; (ii) a subsequent event occurs that could preclude the Notes from being recognized as Tier 2 capital for regulatory capital purposes; or (iii) the Company is required to register as an investment company under the Investment Company Act of 1940, as amended, in each case, at a redemption price equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to, but excluding, the redemption date. The Notes will not have the benefit of any sinking fund.

There is no right of acceleration of maturity of the Notes in the case of default in the payment of principal of, premium, if any, or interest on, the Notes or in the performance of any other obligation of the Company under the Notes or the Indenture. The Indenture provides that holders of the Notes may accelerate payment of indebtedness only upon certain events of bankruptcy or insolvency involving the Company as described in the Indenture.

The foregoing summary of the terms of the Indenture and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Base Indenture, (ii) the Supplemental Indenture and (iii) the form of the Notes, each of which is attached hereto as an exhibit and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 4.1	Subordinated Indenture, dated as of October 16, 2020, by and between Origin Bancorp, Inc. and U.S. Bank National Association, as trustee.
Exhibit 4.2	First Supplemental Indenture, dated as of October 16, 2020, by and between Origin Bancorp, Inc. and U.S. Bank National Association, as trustee.
Exhibit 4.3	Form of 4.50% Fixed-to-Floating Subordinated Notes due 2030 (attached as Exhibit A in Exhibit 4.2 hereto).
Exhibit 5.1	Opinion of Covington & Burling LLP.
Exhibit 23.1	Consent of Covington & Burling LLP (included in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 16, 2020	ORIGIN BANCORP, INC.

	By:	/s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer